SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement  [  ]  Confidential, for Use of the Commission
[ ]  Definitive Proxy Statement         Only (as Permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  Consil Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box).
[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
        (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set for the amount on which the filing fee is calculated and state how it was determined,

        ------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        (5) Total fee paid: ____________________________________________________

[ ]     Fee paid previously with preliminary materials..

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.
        1) Amount Previously paid:

        ------------------------------------------------------------------------
        2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
        3) Filing Party:

        ------------------------------------------------------------------------
        4) Date Filed:

        ------------------------------------------------------------------------
Notes:

                                  ConSil Corp.
                            4766 South Holladay Blvd.
                              Holladay, Utah 84117


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          Dated as of February ___, 2002

To the Stockholders of ConSil Corp.:

It is my pleasure to invite you to a special meeting of the stockholders of ConSil Corp., which will be held at ___________________________________, Utah
_____, on ____________, 2002, at 10:00 a.m., Mountain Standard Time.

         The purpose of the meeting is to consider, discuss, vote and act upon the following proposals:

          o ratifying an amendment to our Bylaws that our Board of Directors adopted in July 2001, whereby we opted out of the provisions of the Idaho "Control Share Acquisition Act";

          o approving a 1-for-25 (1:25) reverse split in our outstanding shares of common stock;

          o    changing our name from "ConSil Corp." to "LumaLite, Inc."

          o    adopting new Articles of Incorporation and Bylaws;

          o    changing our state of incorporation from Idaho to Nevada; and

          o transacting such other business as may properly come before the meeting, or any postponement of the meeting.

Our Board of Directors believes the proposals are in the best interest of our stockholders and recommends their adoption. Under applicable provisions of the Idaho Business Corporation Law, the favorable vote, in person or by proxy, by the holders of a majority of votes cast at the special meeting is required to approve each of the proposals.

Only our stockholders of record at the close of business on January 25, 2002 are entitled to vote at the meeting, or any adjournment or postponement of the meeting. You are invited to attend the special meeting. Regardless of whether you expect to attend, however, we urge you to read the information accompanying this notice and to fill in, date and sign the enclosed proxy card and return it to us in the enclosed envelope. A listing of those stockholders entitled to vote will be available for inspection ten days prior to the meeting at our principal offices at 4766 South Holladay Blvd., Holladay, Utah 84117.

By order of the Board of Directors,

                                   By:                   /s/
                                       -----------------------------------------
                                                      Secretary
February ___, 2002

THIS PROXY STATEMENT AND THE ACCOMPANYING MATERIALS ARE SOLELY FOR THE INFORMATION OF OUR PRESENT STOCKHOLDERS. NO ONE SHOULD BUY OR SELL ANY SECURITY IN RELIANCE ON ANY STATEMENT HEREIN. THIS PROXY STATEMENT AND THE ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO BUY OR SELL NOR A SOLICITATION OF OFFERS TO BUY OR SELL ANY SECURITY.

                                  ConSil Corp.

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                         To be held ______________, 2002

              SOLICITATION OF PROXY ON BEHALF OF BOARD OF DIRECTORS


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

         We are furnishing you this statement in connection with the solicitation by our Board of Directors of proxies to be voted at a special meeting of stockholders that our Board of Directors has called for ______________, 2002 at __________________, Salt Lake City, Utah at 10:00 a.m.
local time, and at any and all postponements or adjournments thereof. All of our shares of capital stock which are represented in person or by valid proxy at the meeting will be eligible to be voted at the meeting. The meeting is not intended to be a special meeting in lieu of our annual meeting of stockholders.

         The purpose of the meeting is to consider, discuss and vote and act on a number of proposals, as follows:

          o ratifying an amendment to our Bylaws that our Board of Directors adopted in July 2001, whereby we opted out of the provisions of the Idaho "Control Share Acquisition Act";

          o approving a 1-for-25 (1:25) reverse split in our outstanding shares of common stock;

          o    changing our name from "ConSil Corp." to "LumaLite, Inc."

          o    adopting new Articles of Incorporation and Bylaws;

          o    changing our state of incorporation from Idaho to Nevada; and

          o transacting such other business as may properly come before the meeting, or any postponement of the meeting.

         We anticipate mailing this statement and the accompanying materials to our stockholders on or about February ___, 2002.

         If you execute and return the enclosed proxy, the shares represented by the proxy will be voted at the meeting. Each proxy will be voted as instructed and, if no instruction is given, will be voted "FOR" each of the proposals described above. The named proxies may vote in their discretion upon such other matters as may properly come before the meeting. A stockholder giving a proxy may revoke it at any time before it is voted by giving written notice to our corporate Secretary, by executing a later dated proxy, or by voting in person at the meeting.

         Votes will be tabulated by Computer Share Trust Company of Canada, our transfer agent. Shares represented by abstentions will be counted in determining the number of shares present at the meeting, but are not counted as a vote in favor of a proposal, and therefore have the same effect as a vote that is withheld. Broker non-votes are counted in determining the number of shares present at the meeting.

         We are soliciting the proxies on behalf of our Board of Directors. The cost of soliciting proxies (which we believe will be approximately $10,000) will be paid for by Consil Corp. We will reimburse brokers and others who incur costs to send proxy materials to beneficial owners of stock held in a broker or nominee name. Our directors, officers, and employees may solicit proxies in person or by mail, telephone, or telegraph, but will receive no extra compensation for doing so.

         The only shares that may be voted at the meeting are the 21,949,707 shares of our common stock ("common stock") outstanding on January 25, 2002 the record date for determination of stockholders entitled to notice of, and to vote at, the meeting. Each share is entitled to one vote.

         Our management prepared this statement. "We," "our" and "the Company" refer to Consil Corp. and its subsidiaries. For additional information about us, please refer to our periodic filings with the Securities and Exchange Commission. If you would like copies of any of those documents, you can request (by phone or in writing) copies of those filings by sending your request to our principal office: ConSil Corp., 4766 South Holladay Blvd., Holladay, Utah 84117, telephone (801) 308-0011, Attn: James Anderson, President. We will not charge you for any of the copies. You can also obtain copies of those documents from the electronic filing site maintained by the SEC on the Internet at www.sec.gov/archives/edgar, from the SEC's office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, or the various regional SEC offices. The reports we have filed with the SEC should not be deemed to be material for the solicitation of your or any proxy with respect to the meeting.

         All documents that we file after the date of this statement and prior to the date of the meeting are deemed to be incorporated by reference into this statement and to be a part of it from the date of filing of such documents or reports. Any statement contained in this statement or in a document incorporated or deemed to be incorporated by reference in this statement will be deemed to be modified or superceded for purposes of this statement to the extent that a statement contained in this statement or in any other subsequently filed document which is also incorporated or is deemed to be incorporated in this statement modifies or supercedes that statement. Any such statements so modified or superceded will not be deemed, except as so modified or superceded, to constitute a part of this statement.

         We are incorporating by reference in this statement the documents that we have previously filed with the SEC that are listed below. The information relating to us contained in this statement does not purport to be comprehensive and should be read together with the information in the incorporated documents, which are as follows:

          o Our annual report on Form 10-K for the year ended December 31, 2000;

          o Our quarterly report on Form 10-Q for the quarterly period ended March 31, 2001;

          o Our quarterly report on Form 10-QSB for the quarterly period ended June 30, 2001;

          o Our quarterly report on Form 10-QSB for the quarterly period ended September 30, 2001;

          o    Our current report on Form 8-K filed January 31, 2002.

         This statement incorporates documents by reference which are not presented herein or delivered with this statement. These documents are available without charge to any person to whom a copy of this statement has been delivered upon written or oral request to our corporate secretary, at the address set forth above in this section.

         This statement contains forward-looking statements that involve risks and uncertainties. Our actual results of operations may differ materially from those anticipated in these forward-looking statements as a result of certain factors over which we have little or no control. This statement is qualified in its entirety by reference to the more detailed information contained in the appendices attached hereto and the documents referred to or incorporated in this statement by reference. We urge all of our stockholders to review carefully all of the information contained in this statement and the other documents referred to in this statement.

--------------------------------------------------------------------------------
                               THE SPECIAL MEETING
--------------------------------------------------------------------------------

         Our stockholders of record at the close of business on January 25, 2002 will be entitled to vote at the meeting or any adjournment or adjournments of the meeting. As of that date, 21,949,707 shares of our common stock were outstanding. The presence of the holders of a majority of the issued and outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the meeting, and the affirmative vote, either in person or by proxy, of the holders of a majority of our outstanding shares of our common stock is required to approve each of the proposals.

         We have appointed a representative of our transfer agent, Computer Share Trust Company of Canada, as the inspector of the meeting. That representative will count and tabulate the votes cast and report the results of the votes at the meeting to our management. Your vote at the meeting will not be disclosed except:

          o as needed to permit the inspector to tabulate and certify the votes; or

          o    as is required by law.

         Please fill in, sign and date the enclosed Proxy and return it promptly in the enclosed envelope. No postage will be required for you to return the Proxy in the enclosed envelope if you mail it in the United States. You will be able to revoke your Proxy and vote in person if you decide to attend the meeting.

--------------------------------------------------------------------------------
                               THE PROPOSED MERGER
--------------------------------------------------------------------------------

         Agreement and Plan of Merger. On January 25, 2002, we entered into an Agreement and Plan of Merger with LumaLite, Inc., a California corporation, ConSil Merger Corp., a Nevada corporation and a wholly-owned subsidiary of ConSil, and certain shareholders of LumaLite. Subject to the terms and conditions of the merger agreement, ConSil Merger Corp. will merge with and into LumaLite, with LumaLite to survive the merger and become our wholly-owned subsidiary. LumaLite's business and operations are described below in this section. We currently have no active business operations, and it is anticipated that our post-merger business operations will consist of the operations conducted by and through LumaLite.

         The consummation of the merger is subject to a number of conditions, including (i) the approval of the merger agreement by the stockholders of LumaLite and (ii) the completion of certain ancillary transactions, including the approval by our stockholders of a 1-for-25 reverse split of our Company's common stock as described below in the section regarding the proposals to be addressed at the meeting.

         Our stockholders are not required to approve the merger under the terms of the merger agreement, Idaho law or our Articles of Incorporation or Bylaws, and we do not intend to seek any such approval. We are providing our stockholders with the information set forth in this section about the proposed merger for informational purposes only. The only matters set for a vote at the meeting are the matters described in the following "Proposals" section.

         Once the merger is effective, all of the issued and outstanding shares of common stock of LumaLite will be cancelled and converted into and become a right to receive, in the aggregate, 17,800,000 post-reverse split shares of our common stock. In connection with the merger, we will assume all then outstanding options (whether vested or unvested) to purchase LumaLite's common stock and will reserve for issuance an aggregate of 98,298 post-reverse split shares of our common stock in respect of such options. Assuming the consummation of the merger and the transactions described below, the 17,800,000 post-reverse split shares of common stock issuable to the LumaLite stockholders would collectively represent approximately 62.46% of our voting stock. As a result, the LumaLite stockholders would, if they acted in concert, have significant control over our business and operations, including the right to elect our Board of Directors.

         Upon the effectiveness of the merger, our sole director will appoint four nominees of LumaLite to fill the existing vacancies on our Board of Directors and will then resign as a member of our board. The four nominees of LumaLite will constitute our Board of Directors until the appointment of additional persons to fill vacancies in the board, the four nominees' election to the board at the next election of directors, or until the four nominees' earlier resignation or removal. LumaLite has not yet designated the four nominees.

         Ancillary   Transactions.   In  connection  with  the  merger,  and  as
contemplated by the merger agreement, the transactions that we have effected or will effect include the following:

                  Reverse Split. We intend to seek approval from our shareholders of the reverse split, as described below. If the reverse split is approved, the 21,949,707 shares of our common stock currently outstanding will be exchanged for 877,988 post-reverse split shares of common stock.

                  Private Placement. In January 2002, we completed a private placement with three accredited investors of 12,500,000 shares of our common stock for an aggregate purchase price of $500,000. We believe the placement qualifies for the exemption from registration provided under ss. 4(2) of the Securities Act of 1933, as amended. We intend to use the proceeds from the placement for working capital purposes.

                  The proceeds from the placement and the 12,500,000 shares of common stock are being held in escrow. Under the terms of the escrow, $100,000 was released to us on the execution of the escrow agreement, which occurred on January 7, 2002, and the balance of the escrow funds will be released to us once we have effected the reverse split and consummated the merger agreement. If those two conditions are not satisfied by March 1, 2002, the funds remaining in the escrow will be returned to the purchasers (with the exception of $15,000 that will be used to reimburse LumaLite for certain expenses it has incurred in connection with the merger agreement) and all of the shares of the common stock will be returned to us. During the term of the escrow, the purchasers will generally have all of the rights associated with the ownership of the shares, including the right to vote them.

                  Pending the consummation of merger agreement and the reverse split, the purchasers in the private placement will collectively hold approximately 56.9% of our issued and outstanding common stock and, therefore, will be entitled (if they act in concert) to exercise significant control over our management and operations. If the merger agreement is consummated (and the LumaLite stockholders receive post-reverse split shares of our common stock as described in the merger agreement) and the parties perform under the terms of the Debt Conversion Agreement described in the following point, the purchasers in the private placement would collectively hold approximately 1.75% of our issued and outstanding post-reverse split shares of common stock, and the other current stockholders (who now hold 9,449,700 shares of common stock and would hold 377,988 shares of post-reverse split common stock) would collectively hold approximately 1.33% of our issued and outstanding post-Reverse Split common stock.

         Debt Conversion. We are currently indebted to REA LLC in the principal amount of $725,000. We originally incurred the debt under the terms of a loan agreement dated June 28, 1996, as amended, between us and Hecla Mining Company, our former principal shareholder. In July 2001, Hecla assigned its interest in the loan agreement to REA LLC. The Company and REA LLC have agreed to convert the principal amount of the debt, plus accrued interest, into 10,118,744 post-reverse split shares of our common stock. Assuming the consummation of the merger agreement and the ancillary transactions described in this report, REA LLC would hold approximately 34.45% of our common stock.

         Contribution of Shares. Upon and subject to the consummation of the merger, Lincoln Properties Ltd L.C. has agreed to contribute its shares of common stock back to us. Lincoln holds a total of 7,418,300 shares of common stock (which, upon the approval of the reverse split would be exchanged for 296,732 post reverse-split shares of our common stock).

         Description of LumaLite. In connection with the execution of the merger agreement, LumaLite provided us with information regarding its business and operations. The following information is a summary of that information:

         LumaLite  was  incorporated  in  California  in June  1999 to  develop, manufacture and sell advanced medical devices for the dental industry. LumaLite's current business consists of selling teeth-whitening systems and whitening gels to dentists through a nation-wide system of distributors. Lumalite's audited financials for the period ended December 31, 2001, show revenues of $4,020,350 for the year ended December 31, 2001 and $585,380 for the year ended December 31, 2000. Pre-tax net income (loss) for the years ended December 31, 2001 and 2000 were $688,010 and ($237,462), respectively.

         In the fourth quarter of 2000, Lumalite introduced the LumaArchTM, a tooth whitening system that takes approximately one-third of the time to simultaneously whiten both upper and lower teeth, compared to its competitors' technology, which whitens upper and lower teeth separately. The LumaArch uses LumaLite's proprietary liquid light technology and special optics and provides what LumaLite believes is a highly reliable light output at low cost.

         LumaLite's  corporate,   research  and  development  and  manufacturing
operations are located in Spring Valley, California.

         LumaLite's current business strategy is comprised of four elements: (i) accessing public capital markets with a view to more effectively expanding its business and providing greater liquidity for its present shareholders and potential investors; (ii) an internal effort to develop product line extensions to take advantage of existing distribution channels; (iii) potential acquisition of targeted companies and/or assets to enhance its existing products and technology; and (iv) seeking new business opportunities in the dental and medical device and instrumentation industries. Despite having commenced operations and having revenue, LumaLite may be considered to be in an early operational stage and, therefore, subject to risk factors that affect any start-up or newly-emerging business. Accordingly, there is no assurance that LumaLite will achieve its business strategy.

--------------------------------------------------------------------------------
                                  THE PROPOSALS
--------------------------------------------------------------------------------

         The proposals described below are being proposed for discussion, and vote on, at the meeting by our Board of Directors in connection with, but not as a condition to, the consummation of the merger. The proposals are as follows:

                                   -----------
                              PROPOSAL NUMBER ONE:
                      Ratification of Amendment to By-Laws
                                   -----------

         On June 15, 2001, our Board of Directors approved an amendment to our Bylaws, the effect of which was to make an election for us to no longer be subject to Chapter 16 of Title 30 of the Idaho Statutes. That Chapter is more commonly referred to as the Idaho "Control Share Acquisition Act." If a person who acquires a "control share" - generally a large block of the corporation's stock - under the circumstances described in the act, but does not meet certain requirements, that person cannot vote the acquired shares. A corporation may elect not to be subject to the provisions of the act through a number of methods, one of which is by an amendment by the Board of Directors to the corporation's bylaws. Our Board of Directors made such an election through an amendment to our Bylaws in June 2001. Both our Bylaws and our Articles of Incorporation require, however, that any amendment that our Board approves for our Bylaws must be ratified by our stockholders at the next stockholder meeting.

         In June 2001, Hecla Mining Co., which was then our majority stockholder, sold 7,418,300 shares of our common stock to Lincoln Properties, Ltd. L.L.C. That transaction could be construed as a "control share acquisition" transaction as that term is defined in the act. If our stockholders do not approve the proposal to ratify our Board of Directors' amendment to the Bylaws regarding the applicability of the Control Share Acquisition Act, Lincoln Properties could be prevented from voting its shares.

         As drafted, our Bylaws and Articles of Incorporation are unclear as to whether amendments such as that adopted by our Board of Directors with respect to the Control Share Acquisition Act become effective immediately after such board action, or whether the amendment takes effect only after ratification by our stockholders at a stockholder's meeting. In light of this ambiguity, Lincoln Properties has agreed that the shares it acquired in June 2001 will not have the right to vote on this proposal at the meeting. If the proposal is ratified by the holders of a majority of our outstanding shares of common stock (including the number of shares held by Lincoln Properties), Lincoln Properties will thereafter be entitled to full voting rights with respect to their shares based on our Board of Directors' amendment to our Bylaws and our stockholder's ratification of that amendment. If the proposal is not so ratified, our Board of Director's June 2001 amendment to the Bylaws will be deemed void. As noted in the description of the transactions that will be effected in connection with the merger, Lincoln Properties has agreed to contribute its shares to ConSil Corp. once the merger is effected.

         This proposal does not create dissenters' rights and, except as stated above with respect to Lincoln Properties' rights to vote its shares, will have no effect on the stated rights or preferences of any of our stockholders.

   An affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to ratify our Board of Directors' amendment of our Bylaws. Our Board of Directors recommends a vote FOR this proposal.

                                   -----------
                              PROPOSAL NUMBER TWO:
                                The Reverse Split
                                   -----------

         Our authorized capital consists of 100 million shares of common stock, no par value, and 10 million shares of preferred stock, par value $.25 per share. We currently have 21,949,707 common shares outstanding.

         In connection with the completion of the merger, we propose to effect a reduction in our outstanding capitalization by issuing one share of our common stock in exchange for every twenty-five (25) outstanding shares of our common stock. This type of transaction is generally referred to as a "reverse split." If the reverse split is approved, the number of issued and outstanding shares of our common stock will be reduced from 21,949,707 shares to approximately 877,988 shares. If, in effecting the reverse split, any of our stockholders would receive a fractional share, we intend to "round up" the number of that stockholder's shares to the nearest whole number. For example, if a stockholder holds 49 shares before the reverse split, instead of receiving 1.96 shares in the exchange, that stockholder will receive 2 shares in the exchange.

         Our Board of Directors has determined that the reverse split is in our and our stockholders' best interests. That determination was based, in part, on our Board's belief that it may be advisable for us to seek a NASDAQ or other exchange listing for our common stock at some time in the future. Based on the current price per share of the our common stock and the minimum bid price requirement for a NASDAQ or other exchange listing, our Board believes a reverse split would enhance and accelerate our efforts to obtain any such listing.

         The rights and preferences of our common stock will not be modified or amended in connection with the reverse split. As described below, this proposal will also not create any "dissenters' rights" in favor of our stockholders. Our Board has reserved the right to abandon the reverse split even if it is approved by our stockholders.

         If our stockholders approve the reverse split at the meeting, unless the Board elects to abandon the reverse split, the reverse split will become effective at 5:00 p.m. on the date the Certificate of Amendment is filed with the Secretary of State of the State of Idaho. The Board currently expects that the reverse stock split will be effective at 5:00 p.m. on __________________, 2002 and that ___________, 2002 will be the first day of trading for the new common stock. Unless the Board elects to abandon the reverse split, the reverse split will be effected no later than _______, 2002.

         If the reverse split is approved and implemented, our stockholders will be required to exchange the stock certificates representing their old common stock for new certificates representing new common stock. Stockholders of record on the effective date of the reverse split will be furnished the necessary materials and instructions for the surrender and exchange of their share certificates at the appropriate time by Computer Share Trust Company of Canada, our transfer agent. Stockholders will not have to pay a transfer fee or other fee in connection with the exchange of their certificates. As soon as practicable after the effective date, the transfer agent will send a letter of transmittal to each stockholder describing the procedure for surrendering certificates representing shares of old common stock in exchange for new certificates representing ownership of new common stock.

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM THE TRANSFER AGENT.

         As soon as practicable after the surrender to the transfer agent of any certificate which represents shares of old common stock, together with a duly executed letter of transmittal and any other documents the transfer agent may require you to provide, the transfer agent will deliver to the person in whose name the certificate for old common stock was issued certificates registered in the name of that person representing the appropriate number of shares of new common stock. Each certificate representing shares of new common stock will continue to bear any legends restricting the transfer of the shares that were borne by the surrendered certificates representing the shares of old common stock held prior to the reverse stock split.

         Any certificate held by stockholder prior to the reverse stock split which represented shares of old common stock will be deemed at and after the effective date of the reverse stock split to represent the new common stock. Until a stockholder surrenders his or her stock certificates for exchange, that stockholder will not be entitled to receive any dividends or other distributions that may be declared and payable by us to holders of record of our common stock.

         If a stockholder's certificate for old common stock has been lost, destroyed or stolen, the stockholder will be entitled to receive a certificate representing the shares of new common stock into which his or her shares of old common stock are to be converted upon compliance with our or the transfer agent's procedures for issuing replacement certificates when original certificates are lost, stolen or destroyed.


            The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the reverse split. Our Board of Directors recommends a vote FOR this proposal.

                                   -----------
                             PROPOSAL NUMBER THREE:
                            Change of Corporate Name
                                   -----------

         Our Board of Directors has approved an amendment to our Articles of Incorporation to change our name from "ConSil Corp." to "LumaLite, Inc." The purpose of this amendment is to reflect the scope and type of our business activities following the completion of the merger.

            The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the name change. Our Board of Directors recommends a vote FOR this proposal.

                                   -----------
                              PROPOSAL NUMBER FOUR:
              Adoption of New Articles of Incorporation and Bylaws
                                   -----------

         In connection with our change of domicile from Idaho to Nevada, we propose to adopt new Articles of Incorporation and Bylaws substantially in the form of the draft Articles of Incorporation and draft Bylaws attached to this Proxy Statement. In general, the new articles and bylaws were prepared with the intent of (i) "modernizing" our Articles of Incorporation and Bylaws and providing provisions in those documents which are normally found in charter documents for public corporations (including such matters as the use of teleconferencing, facsimile and telephone devices and public trading securities procedures), and (ii) except as described below in this section and in the "Comparison of Laws" section of the proposal regarding the change of our domicile, providing our stockholders with the same substantive rights as they are entitled under our current Articles of Incorporation and Bylaws.

         The substantive changes in our Articles of Incorporation and Bylaws will be as follows:

                   o Change in Par Value. Currently, our Articles of Incorporation authorize us to issue up to 100 million shares of our common stock, no par value. "Par value" is a historical legal concept, which was intended to provide a minimum value for which shares of a corporation's stock could be sold without subjecting the buyers of the stock to liability. The term is largely archaic in modern corporate settings but some states, such as Nevada, base their filing fees on the par value of the corporation's stock.

                   If we did not modify the par value of our common stock in connection with the adoption of our new Articles of Incorporation upon changing the state of incorporation to Nevada (as provided in the proposal number five, below), the initial filing fees would be in excess of $25,000. By modifying the par value of the common stock to $.001 per share, as provided in the draft Articles of Incorporation, the filing fee for any change of domicile to Nevada would be approximately $250.

                  Our Board of Directors believes the change in par value would not result in any substantive change in the rights and preferences of the stockholders.

                   o Amendments to Bylaws. Currently, our Articles of Incorporation and Bylaws provide that our Bylaws may be amended by our Board of Directors, so long as any such amendment is ratified by our stockholders at the next stockholders meeting. As noted above in the proposal relating to the ratification of our Board's decision to opt out of the Idaho Control Share Acquisition Act, it is unclear whether any such amendments become effective immediately after the Board takes action with respect to the amendment, or whether the amendment takes affect only after ratification by our stockholders. This places into question any actions taken under the amendment between the time of the Board approval and the stockholder ratification.

                  The draft Articles of Incorporation and Bylaws therefore provide for fairly standard amendment provisions for the Bylaws and allow our Board of Directors to amend our Bylaws with no required stockholder approval or ratification at any time unless (a) our Articles of Incorporation or the laws of the state under which we are organized reserve that power exclusively to our stockholders, or (b) our stockholders, in adopting, amending or repealing a particular bylaw, provide expressly that our Board of Directors may not amend or repeal that bylaw, or (c) the bylaw either establishes, amends or deletes a greater stockholder quorum or voting requirement. The proposed Bylaws further provide that any amendment which changes the voting or quorum requirement for our Board of Directors must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever are greater.

         We believe these amendment provisions are consistent with amendment provisions found in the bylaws of other public corporations. We further believe the amendment provisions of the proposed Articles of Incorporation and Bylaws resolve the ambiguities regarding amendments set forth in our current Articles of Incorporation and Bylaws and provide our officers and directors with the ability to more effectively plan and carry out our operations and business.

     The affirmative vote of the holders of a majority of outstanding shares is required to approve the adoption of the new Articles of Incorporation and Bylaws. Our Board of Directors recommends a vote FOR thisproposal.

                                   -----------
                              PROPOSAL NUMBER FIVE:
                          Change of Domicile to Nevada
                                   -----------

         In connection with the merger, we propose to change our state of incorporation from Idaho to Nevada. The change in domicile will be accomplished by merging our parent corporation, Consil Corp., into a newly-formed Nevada corporation that has no operations, assets or liabilities. In connection with the change of domicile, we will adopt new articles of incorporation and bylaws essentially identical (except for required state-law imposed changes) to the newly proposed Articles of Incorporation and Bylaws described in proposal four, above.

         We incorporated in Idaho because our initial Board of Directors and stockholders believed that the laws of that State were well adapted to the conduct of our original business and operations, which were related to the mining industry. We expect our operations to change both geographically and commercially as a result of the merger and now believe that it is appropriate to change our state of incorporation to a new state that provides more flexible corporate laws.

         For many years, Nevada has followed a policy of encouraging incorporations in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws that many experts believe are responsive to the legal and
business  needs  of  modern   corporations.

         Reasons for the Proposed Change. Our Board of Directors believes there are a number of reasons to change our state of incorporation from Idaho to Nevada, including the following:

                   o Corporate taxes and related fees we pay as an Idaho corporation are higher than the comparable fees for a Nevada corporation. Nevada has no state corporate income tax and does not have a franchise tax.

                   o Our Board of Directors believes it will be easier to obtain and retain the services of qualified officers and directors if we change our domicile to Nevada. Both Idaho and Nevada law permit a corporation to include a provision in its charter documents that reduces or limits the monetary liability of directors for breaches of fiduciary duty under certain circumstances. We believe that, in general, Nevada law provides greater protection to directors and officers than Idaho law. In fact, Nevada is one of only a few states that allows a corporation to limit the liability of the corporation's officers to the corporation.

                   o Nevada, like many other states, permits a corporation to adopt a number of measures which are designed to reduce its vulnerability to unsolicited takeover attempts. We are not proposing the change in domicile to Nevada to prevent such a change in control, nor is the proposal in response to any present attempt known to our Board of Directors to acquire control over us or to obtain representation on our Board of Directors. However, our Board believes it may consider in the future certain defensive strategies designed to enhance its ability to negotiate with an unsolicited bidder and believes Nevada law allows significant protection from, and flexibility to deal with, unsolicited takeover attempts.

         The proposed change in domicile will effect a change only in our legal domicile. It will NOT result in any change in our business, our management, the location of our principal facilities, our fiscal year, or our assets or liabilities or, except as described below in the comparison of Nevada and Idaho law, the general legal principles under which we will operate. After the change in the domicile, our shares of common stock will continue to be traded, without interruption, on the OTC Bulletin Board and under the symbol ("CSLV") or such other trading symbol as may be permitted by the NASD.

         Comparison of Nevada and Idaho Law. Set forth below is a brief discussion of certain differences between the Idaho Business Corporation Act, under which we are now incorporated, and the Nevada Business Corporation Act, under which we would operate if we changed our domicile to Nevada. The statements set forth under this heading with respect to Idaho's and Nevada's laws are brief summaries of those laws, and do not purport to be complete. The following descriptions are subject to the detailed provisions of the actual statutes and the case law and other legal interpretations relating to such statutes:

         Dividend Rights. Under Idaho law, a corporation is prohibited from making a distribution to its stockholders if, after giving effect to the distribution: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. Nevada law is essentially the same as Idaho law on this issue.

         Our Bylaws allow our Board of Directors to authorize and make distributions unless after making the distribution: (a) we would be unable to pay our debts as they become due in the usual course of our business; or (b) our total assets would be less than the sum of our total liabilities plus the amount needed, if we were dissolved at the time of distribution, to satisfy the preferential rights of stockholders whose preferential rights are superior to the stockholders who receive the distribution.

         Voting Rights. Both Idaho and Nevada law provides that, unless otherwise provided for in a corporation's articles of incorporation, every stockholder of record is entitled at every meeting of stockholders to one vote for every share of common stock owned of record on the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders. Our Articles of Incorporation state that the holders of our capital stock possess voting power for the election of Directors and for all other purposes, subject to such limitations as may be imposed by law and by any provision of our Articles of Incorporation in the exercise of their voting power. The holders of our capital stock are entitled under our Articles of Incorporation to one vote for each share held. Our Articles of Incorporation expressly prohibit cumulative voting for the election of directors.

         Directors. Under Idaho law, a corporation's Board of Directors must consist of one or more individuals, with the number specified in or fixed in accordance with the corporation's articles or the bylaws. If the Board of Directors is given the power to fix or change the number of directors, the board may increase or decrease by 30% or less the number of directors last approved by the stockholders. If the bylaws establish a variable range for the size of the board (by fixing a minimum and a maximum number of directors) then only the stockholders may change the range for the size of the board or change from a fixed to a variable-range size board or vice versa. Under Nevada law, a corporation must have at least one director, and may provide in its articles or its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.

         Articles of Incorporation and Bylaws. Our Articles of Incorporation and the Bylaws each state that there shall be a variable number of directors with a minimum of three and a maximum of nine members and that cumulative voting is prohibited in the election of directors. Our Bylaws state that directors will be elected by the holders of a majority of the shares entitled to vote in the election of directors and shall serve one-year terms. If a vacancy occurs, the directors then in office are authorized to fill the vacancy by an affirmative vote of a majority of all directors in office.

         Fiduciary Duties of Directors. Idaho law requires a director to discharge his duties (i) in good faith; (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and (iii) in a manner he reasonably believes to be in the best interests of the corporation. A director is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by (a) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented; (b) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (c) a committee of the Board of Directors of which he is not a member if the director reasonably believes the committee merits confidence.

         Nevada law provides that directors and officers must exercise their powers in good faith and with a view to the interests of the corporation. In performing their duties, they are entitled to rely on information, opinions, reports, books of account or statements, including financial statements and other financial data, that are prepared or presented by: (i) one or more directors, officers or employees of the corporation reasonably believed to be reliable  and  competent in the matters  prepared or  presented;  (ii)  counsel, public accountants, or other persons as to matters reasonably believed to be within the preparer's or presenter's professional or expert competence; or
(iii) a committee on which the director or officer relying thereon does not serve, as to matters within the committee's designated authority and matters on which the committee is reasonably believed to merit confidence. Under Nevada law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. In exercising their respective powers with a view to the interests of the corporation, directors and officers may consider the interests of the corporation's employees, suppliers, creditors and customers; the economy of the state and nation; the interests of the community and of society; and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation.

         Liability of Directors. Under Idaho law, a corporation's articles of incorporation may indemnify its directors for liability to any person for any action taken, or any failure to take any action, as a director, except liability for (i) receipt of a financial benefit to which he is not entitled, (ii) an intentional infliction of harm on the corporation or its stockholders, (iii) unlawful distributions, and (iv) an intentional violation of criminal law. Nevada law is somewhat broader and permits the articles of incorporation to contain a provision eliminating or limiting the personal liability of both directors and officers to the corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, as long as it does not eliminate liability for acts or omissions which involve intentional misconduct, fraud or knowing violation of law; or the payment of unlawful distributions.

         Our Articles of Incorporation provide that a director shall not be personally liable to us or our stockholders for monetary damages except for liability as specifically set forth in state law. We are authorized by our Articles of Incorporation to indemnify, agree to indemnify, or obligate ourself to advance or reimburse expenses incurred by our directors, officers, employees, or agents to the full extent of the laws of the State of Idaho.

         Call of Special Meetings. Idaho law provides that special meetings of the stockholders may be called by a corporation's board, by holders of at least 20% of all votes entitled to be cast on a proposed issue, or by any other person authorized to do so by the corporation's articles of incorporation or bylaws. Nevada law states that special meetings may be held within or without Nevada in a manner provided by the bylaws of a corporation Our Bylaws provide that our Board of Directors, the Chairman of our Board of Directors, our President or holders of at least 20% of all the votes entitled to be cast on any proposed issue may call a special meeting of our stockholders.

         Action Without a Meeting. Under Idaho law, actions required or permitted to be taken at a stockholders' meeting may be taken without a meeting if the action is taken by all the stockholders entitled to vote on the action and the action is evidenced by one or more written consents describing the action taken, signed by all the stockholders entitled to vote on the action, and delivered to the corporation for inclusion in the minutes or filing with the corporate records.

         Under Nevada law, unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of a corporation's stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting then that proportion of written consents is required.

         Our Bylaws currently allow any action within the stockholders' powers to be taken without a meeting if the action is agreed to by all of the stockholders entitled to vote on the action. As noted in proposal number four, this provision would be modified to reflect that actions can be taken by written consent as authorized by state law.

         Amendments to Charter Documents. Under Idaho law, amendments to a corporation's articles of incorporation may be adopted if (i) the Board of Directors recommends the amendment to the stockholders (unless the board determines there is a conflict of interest and should make no recommendation) and (ii) the stockholders entitled to vote on the amendment approve the amendment as follows: (a) a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters' rights; and (b) by a majority of all votes entitled to vote on the matter. Under Nevada law, an amendment is approved if the Board of Directors first adopts a resolution setting forth the amendment and declaring its advisability and then, at a meeting of the stockholders, the holders of a majority of the shares of each class or series entitled to vote on the amendment (or such greater proportion as may be required by the articles of incorporation) approve the amendment. If an amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power of such shares.

         Our Bylaws currently provide that our Articles may be amended if our Board submits the proposed amendments to our stockholders for adoption. Our stockholders then adopt the proposed amendment if a majority of the votes in each voting group entitle to vote on the amendment approve it. As noted above, if the proposal regarding the adoption of new Articles of Incorporation and Bylaws is approved, this provision will be eliminated in our new Charter documents.

         Approval of Asset Sales. Under Idaho law, a sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation, if not made in the ordinary course of business, has to be approved and recommended by the Board of Directors (unless, due to a conflict of interest, the board determines it should make no recommendation), and then approved by the corporation's stockholders.

         Under Nevada law, a corporation's Board of Directors may sell, lease or exchange all of its property and assets upon terms and conditions that the Board of Directors deems expedient and in the best interests of the corporation, when and as authorized by a majority of the voting power of each voting group entitled to vote on the transaction at a stockholders meeting called for that purpose (or such greater number as may be required by the articles of incorporation).

         Our Bylaws provide that a sale of assets other than in the regular course of business must be approved by two-thirds of all shares entitled to vote on the sale unless applicable law permits a lower percentage for approval of the sale, in which case the lowest applicable percentage is applicable. Both Idaho and Nevada law require a majority approval of the stockholders. Therefore, under our Bylaws, a majority is required to approve the sale.

         Rights of Appraisal. Idaho law grants stockholders the right to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions: (i) consummation of a plan of merger to which the corporation is a party if (a) it is a merger for which stockholder approval is required pursuant to Idaho law or the articles of incorporation the stockholder is entitled to vote on the merger, or (b) the corporation is a subsidiary that is merged with its parent, (ii) the consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the stockholder is entitled to vote on the plan,
(iii) consummation of a sale of all or substantially all of the corporation's assets other than in the ordinary course of business if the stockholder is entitled to vote on the transaction (but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the stockholders within one year after the date of the sale, (iv) an amendment of the articles of incorporation that materially and adversely affects special enumerated rights of a dissenter's shares, or (v) any corporate action taken pursuant to a stockholder vote to the extent the articles of incorporation, bylaws, or a resolution of the Board of Directors establishes a right to dissent and obtain payment for shares. However, under Idaho law, dissenters are not entitled to payment for their shares if the shares are a part of a class or series that are registered on a national securities exchange, are listed on the national market systems of the national association of securities dealers automated quotation system or are held of record by at least two thousand (2,000) stockholders on the date fixed to determine the stockholders entitled to vote on the proposed corporate action.

         Under Nevada law, stockholders are only entitled to dissent and obtain payment of the fair value of their shares if there is (i) the consummation of a plan of merger to which a Nevada corporation is a party if (a) approval by the stockholders is required for the merger under Nevada law or pursuant to provisions of the articles of incorporation, or (b) the Nevada corporation is a subsidiary and is merged with its parent, (ii) the consummation of a plan of exchange to which a Nevada corporation is a party as the corporation whose subject owner's interests will be acquired, or (iii) any corporate action that, pursuant to the articles of incorporation, bylaws, or a resolution of the Board of Directors, allows stockholders to dissent and receive fair payment for their shares. Unlike Idaho law, Nevada law does not grant stockholders the right to dissent when voting on the sale of all or substantially all of the corporation's assets or upon an amendment to the articles of incorporation which adversely affects certain rights of stockholders.

         Our Articles of Incorporation are silent on the matter of dissenters rights and do not grant any additional dissenters rights to our stockholders.

         Indemnification of Directors and Officers. Under Nevada law, a corporation may indemnify any person who is a party or is threatened to be made a party to any action, suit or proceeding, except in action by or in right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses, including attorneys fees, and amounts paid in settlement incurred by that person in connection with the action, suit or proceeding, as long as the person acted in good faith and in a manner in which he reasonably believed to be in or not opposed to the best interests of the corporation (and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful). A corporation may also indemnify a party against expenses (including amounts paid in settlement and attorneys fees) incurred in connection with the defense or settlement of an action if that person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. The corporation may not indemnify any person where that person has been judged by a court to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines that the person is entitled to indemnity for those expenses. To the extent a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in the defense of any such action, suit or proceeding, the corporation is required to indemnify him against his expenses in connection with the defense of the action or suit.

         Idaho provides for both permissible and mandatory indemnification of its directors. Permissible indemnification is allowed where an individual is made a party to a proceeding because he is a director and where the director conducted himself in good faith and reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interest of the corporation, and (b) in all cases, that his conduct was at least not opposed to the best interests of the corporation and, in the case of any criminal proceeding, that he has no reasonable cause to believe his conduct was unlawful. Idaho law also provides for permissible indemnification if the director was engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation's articles of incorporation. Under Idaho law, the corporation is required to indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

         Right of Inspection. Under Idaho law, a corporation is required to maintain minutes of all of the meetings of its stockholders and Board of Directors (or its committees), a record of all actions taken by the stockholders or Board of Directors without a meeting. The corporation is also required to maintain appropriate accounting records, records of its stockholders (in a form that permits providing a list of the names and addresses of its stockholders), a copy of its articles and bylaws, its resolutions adopted by its Board of Directors relating to the creation of one or more classes of shares and all written communications to stockholders generally within the past three years. Stockholders are entitled to inspect and copy any of those records. A stockholder's right to make any such inspection is premised on the stockholder being a holder of record of the corporation's shares for at least six months immediately preceding the demand or holding at least 5% of all the outstanding shares of stock of the corporation. In addition, the demand must be made in good faith and for a proper purpose, the stockholder must describe with reasonable particularity the purpose and records that he wants to inspect, and the records must be directly connected with that purpose. Idaho law also provides that the right of inspection described above may not be abolished or eliminated by a corporation's articles of incorporation or bylaws.

         Under Nevada law, stockholders are generally permitted to inspect only stockholder records and financial records. In order to inspect the stockholder records, the party needs to be either a stockholder of record for at least six months or a person holding (or authorized by) at least five percent of the corporation's outstanding shares. The person wishing to inspect the stockholder records may not inspect the records if the purpose is not in the interests of the business of the corporation. Persons may inspect the corporation's financial records if they are a person holding (or authorized by) at least 15% of the corporation's outstanding shares, although there is an exception for publicly traded companies and if the financial statements are supplied to parties under certain circumstances. Inspection may not be made if the purpose is not in the interest of the business of the corporation.

         Liability of Stockholders. Under both Idaho and Nevada law, a purchaser of a corporation's shares is not liable to the corporation or its creditors with respect to the shares, except to pay the consideration for which the shares were authorized to be issued. Further, unless otherwise provided in the corporation's articles of incorporation, a stockholder of a corporation is not personally liable for the acts or debts of the corporation, although he may become personally liable by reason of his own acts or conduct. Our Articles of Incorporation do not provide for any personal liability for our stockholders for our acts or debts.

         Stockholder Preemptive Rights. Both Nevada and Idaho laws provide that the stockholders of a corporation do not have a preemptive right to acquire the corporation's unissued shares unless that right is stated in the corporation's articles of incorporation. Our Articles of Incorporation do not provide for any such preemptive right.

         Removal of Directors by Stockholders. Under Idaho law, the stockholders of a corporation may remove one or more directors with or without cause unless the articles of incorporation provide that the directors may be removed only for cause. If a director is elected by a voting group of stockholders, only the stockholders of that voting group made to participate in the vote to remove him. A director may be removed by the stockholders only at a meeting called for the purpose of removing the director and the meeting must state that one of the purposes of the meeting is the removal of the director.

         Under Nevada law, any director may be removed from office by a vote of the stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to voting power, except that, the corporation's articles of incorporation may require the concurrence of a larger percentage of the stock entitled to voting power in order to remove a director. If the holders of any class or series of shares are entitled to elect one or more directors, unless otherwise provided in the articles of incorporation, the removal of any such director requires only the proportion of votes, specified above, of the holders of that class or series, and not the votes of the outstanding shares as a whole.

      The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the change in domicile. Our
            Board of Directors recommends a vote FOR this proposal.

--------------------------------------------------------------------------------
                               DISSENTERS' RIGHTS
--------------------------------------------------------------------------------

         The proposals described in this Information Statement do not provide our stockholders the opportunity or right to dissent from the actions to be taken if any or all of the proposals are approved, or to receive any agreed upon or judicially determined value for their shares of our capital stock.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

     The following table sets forth certain information regarding beneficial ownership of the shares of our common stock by (i) each person known to own more than 5% of our outstanding common stock, (ii) each of our directors, and (iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares shown. The information presented is based on 21,949,707 outstanding shares of common stock. The inclusion of any shares of common stock as "beneficially owned" does not constitute an admission of actual beneficial ownership (which is a broad definition under the securities laws) of those shares. Unless otherwise indicated, each person is deemed to beneficially own any shares issuable on exercise of stock options or warrants held by that person that are currently exercisable or become exercisable within 60 days after the record date:


                                                                                       Total             Percent of
                                                                                       -----             -----------
Name and Address of                            Number of             Number of         Beneficial        Shares
-------------------                            ----------            ---------         ----------        ------
Beneficial Owner                               Shares Owned          Options           Ownership         Outstanding
----------------                               ------------          ------            ---------         -----------


Lincoln Properties LTD LC                        7,418,300             - 0 -           7,418,300           33.8%
1380 Devonshire Drive
Salt Lake City, UT  84108

Brighton Opportunity Fund                        6,250,000             - 0 -           6,250,000           28.5%
1801 Century Park East, Suite 1235
Los Angeles, CA  90067

Trevor Crow                                      3,125,000             - 0 -           3,125,000           14.2%
3467 Western Springs Road
Olivenhain, CA  92024

Richard Keys                                     3,125,000             - 0 -           3,125,000           14.2%
1136 Loma Avenue, Suite 203
Coranado, CA  92118

James Anderson
President and Director                             - 0 -               - 0 -             - 0 -             - 0 -
4766 South Holladay Blvd.
Holladay, Utah 84117

All of the directors and executive                 - 0 -               - 0 -             - 0 -             - 0 -
officers as a group (1 person)
-------------------------------------------


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         As of the date of this statement, our Board of Directors does not intend to present and has not been informed that any other person intends to present a matter for action at the meeting other than as set forth herein and in the Notice of Special Meeting. If any other matter properly comes before the meeting, the holders of proxies will vote the shares represented by them in accordance with their best judgment.

         In addition to the solicitation of proxies by mail, certain of our officers and employees, without extra compensation, may solicit proxies personally or by telephone, telegraph, or cable. We will also request brokerage houses, nominees, custodians, and fiduciaries to forward soliciting materials to the beneficial owners of our common stock held of record and will reimburse such persons for forwarding such material. We will pay the costs of this solicitation of proxies.

                                      * * *

                                     By Order of the Directors

                                     /s/  James Anderson
                                     ----------------------------------------


                                     Dated:  February 1, 2002